SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 17, 2007

AAMPRO GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1116139	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Main Street Peapack, New Jersey		07977
(Address of Principal Executive Offices)		(Zip Code)

(973) 467-9330
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 12, 2007, the Registrant filed a Current Report on Form 8-K (the “Report”) in connection with its acquisition of Vital Consultants, LLC in exchange for 80,000,000 newly-issued shares of the Registrant’s common stock, par value $0.001 per share (the “Exchange”).  The description and terms of the Exchange contained in the Company’s 8-K/A filed on July 12, 2007 are incorporated herein by reference. A copy of the Exchange Agreement was filed as Exhibit 99.1 on Form 8-K on July 12, 2007 and is incorporated herein by reference. The Current Report on Form 8-K/A filed July 12, 2007 is being amended by this Amendment No. 2 to include the required historical financial statements and other financial information with respect to the Exchange as required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b). Financial statements are being provided for Vital Solutions, LLC.

This Report replaces Item 9.01 of that filing:

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

The following information is included as an exhibit to this report as noted in (d) below:

1.       Audited Financial Statements of Vital Solutions, LLC as of December 31, 2006 and related Statement of Income, Statement of Members’ Equity and Statement of Cash Flows for the year ended December 31, 2006 and the notes thereto.

2.       Unaudited Balance Sheet of Vital Solutions, LLC as of June 30, 2007 and Statement of Income and Statement of Cash Flows for the six months ended June 30, 2007 and the notes thereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements reflect the combination of the historical consolidated balance sheets and income statements of AAMPRO Group, Inc. and Vital Consultants, LLC.

1. Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007 and related Statement of Income for the year ended December 31, 2006 and the six months ended June 30, 2007 and the notes thereto.

(c) Not Applicable.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

99.1
Audited Financial Statements of Vital Solutions, LLC as of December 31, 2006 and related Statement of Income, Statement of Members’ Equity and Statement of Cash Flows for the year ended December 31, 2006 and the notes thereto.

99.2	Unaudited Balance Sheet of Vital Solutions, LLC as of June 30, 2007 and Statement of Income and Statement of Cash Flows for the six months ended June 30, 2007 and the notes thereto.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007 and related Statement of Income for the year ended December 31, 2006 and the six months ended June 30, 2007 and the notes thereto.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

AAMPRO GROUP, INC.

Date: September 17, 2007	By:	/s/ John F. Vitale
John F. Vitale Director, Chief Executive Officer and Principal Financial Officer